Other non-current assets	12 Months Ended
Dec. 31, 2016
Other Assets, Noncurrent Disclosure [Abstract]
Other non-current assets
Other non-current assets

Other non-current assets consist of the following:

(In US$ millions)	December 31, 2016	December 31, 2015
Deferred tax effect of internal transfer of assets	84	92
Deferred mobilization costs	14	32
Receivable from shipyard (1)	—	199
Other	3	8
Total other non-current assets	101	331

(1)
The receivable from shipyard relates to the West Mira, which reached settlement for $170 million on March 13, 2017 and has been reclassified to current assets. For details on the arbitration process and subsequent settlement, please see Note 5 "(Loss)/gain on disposals" for more information.